SCUDDER                                                                  [logo]

Scudder International Bond Fund

Supplement to Prospectus
Dated November 1, 1998

The following text replaces the section entitled "Shareholder benefits -- A team approach to investing" on page 20.

M. Isabel Saltzman, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations on November 24, 1998. Ms. Saltzman, who joined the Adviser in 1990 as a portfolio manager, has been involved in credit analysis, corporate finance, and foreign finance and investing since 1979. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988. Mr. Greshin joined the Adviser in 1986 as an international bond analyst.


December 28, 1998